Exhibit 10.61



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                          REGISTRATION RIGHTS AGREEMENT
                          -----------------------------


         THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made as of this 17th day of May 2000, by and among KARTS INTERNATIONAL INCORPORATED, a Nevada corporation (the "Company"), and THE SCHLINGER FOUNDATION, (the "Investor").

                                   WITNESSETH:
                                   ----------

         WHEREAS, the Investor and the Company are parties to that certain Stock Purchase Agreement, dated as of the date hereof (the "Purchase Agreement"), whereby the Investor shall purchase and the Company shall issue [4,000,000] shares of the Company's Series A Preferred Stock, par value $0.001 per share (the "Series A Preferred");

         WHEREAS, the obligations of the Investor under the Purchase Agreement are conditioned, among other things, upon the execution and delivery of this Agreement by the Investor and the Company; and

         WHEREAS, the Company and the Investor desire to be granted and to grant the rights created herein.

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned parties hereto agree as follows:

         1. Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

                  (a) All capitalized terms used and not otherwise defined herein shall have the meanings given them in the Purchase Agreement.

                  (b) "Commission" shall mean the United States Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

                  (c) "Common Stock" shall mean the Company's Common Stock, par value per share $0.001, as authorized on the date of this Agreement.

                  (d) "Conversion Shares" shall mean the shares of Common Stock issued or issuable upon conversion of the Series A Preferred.

                  (e) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                  (f) "Investors" shall mean Investor and any Person who acquires any Registration Securities from Investor in accordance with the terms of this Agreement.

                  (g) "Person" shall mean an individual, a corporation, a partnership, a limited liability company, a joint venture, a trust, an estate, an unincorporated organization, a government and any agency or political subdivision thereof.

                  (h) "Registrable Securities" shall mean (i) the Conversion Shares or shares of any security of the Company issued or issuable upon conversion of the Series A Preferred; and (ii) any other securities of the Company distributable on, with respect to, or in substitution of such Registrable Securities, except for those that have been sold or transferred pursuant to an effective registration statement, or pursuant to Rule 144, under the Securities Act.


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                  (i)  "Registration  Expenses" shall mean all expenses incurred in effecting the registrations provided for in Sections 2 and 3, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company underwriting expenses (other than fees, commissions or discounts), expenses of any Company audits incident to or required by any such registration and Company expenses of complying with the securities or blue sky laws of any jurisdictions (but excluding fees and disbursements of counsel and other agents for the selling holders of Registrable Securities).

                  (j) "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

         2.       Demand Registrations.

                  (a) At any time subsequent to the date hereof, the holder or holders of at least fifty percent (50%) of the Registrable Securities then outstanding, on behalf of all holders of Registrable Securities, severally from time to time may notify the Company in writing that such Investor(s) intends to offer for public sale any Registrable Securities (but only if the aggregate number of shares of such Registrable Securities to be offered for public sale is more than fifty percent (50%) of the Registrable Securities then outstanding). Upon receipt of such written notice, the Company will use its reasonable best efforts to cause the Registrable Securities as may be requested by the Investors to be included in a registration statement under the Securities Act. The Company shall not be required to file any registration statement for securities other than shares of Common Stock, although any conversion of Series A Preferred may be conditioned upon such registration statement becoming effective to the extent that such conversion or exercise relates to Conversion Shares covered by the Investor's written notice of an intended public offering. In the event any registration attempted under this Section 2 pursuant to which the Company would be responsible for the Registration Expenses of the Investors is not consummated, then the Company shall pay such expenses and shall remain responsible for such expenses of the Investors with respect to two (2) consummated registrations made under this Section 2; provided, however, that if a registration attempted under this Section 2 is not consummated solely as a result of the withdrawal of the Investors requesting such registration, unless such Investors reimburse the Registration Expenses incurred by the Company such registration statement shall count against the two (2) registration statements that the Company is required to a consummate. The Investors covered by the registration statement who desire to do so may sell such Registrable Securities in an offering pursuant to this Section 2 that is underwritten ("Underwritten Offering"). In any such Underwritten Offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by the holders of a majority of the Registrable Securities included in such offering, subject to approval of the Company not to be unreasonably withheld.

                  (b) A registration statement filed pursuant to the request of the Investors may include other securities of the Company with respect to which "piggy-back" registration rights have been granted, and may include securities of the Company being sold for the account of the Company; provided, however, that if the Company shall request inclusion in any registration pursuant to this
Section 2 of the securities being sold for its own account, or if other persons shall request inclusion in any registration undertaken pursuant to this Section 2, the Investors shall, on behalf of all entities requesting inclusion in such registration, offer to include such securities in the offering; provided, however, that the Investors may condition any such offer on their acceptance of reasonable conditions (including, without limitation, if such offering is an Underwritten Offering, that the Company or any other such requesting holders agree in writing to enter into an underwriting agreement with usual and customary terms). Notwithstanding any other provisions of this Section 2, if the representative of the underwriters advises the Investors in writing that marketing factors require a limitation on the number of shares to be underwritten, the number of shares to be underwritten and included in the registration shall be allocated: (i) first, to the Investor(s) requiring such registration, pro rata among such Investor(s) on the basis of the number of shares of Registrable Securities for which each such Investor has requested registration, (ii) second, to the Company, and (iii) third, to the other holders requesting inclusion in the registration, pro rata among the respective holders thereof on the basis of the number of shares for which each such requesting holder has requested registration. If a Person who has requested inclusion in such registration as provided above does not agree to the terms of any such underwriting, such Person shall be excluded therefrom by written notice from the Company, the underwriter or the Investor(s). The securities so excluded shall also be withdrawn from registration.

                  (c) Except as provided in Section 2(a) with respect to withdrawn registration statements, all Registration Expenses of the Investors incurred in connection with registrations requested pursuant to this Section 2 shall be borne by the Company.


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         3.       "Piggy-Back" Registrations.

                  (a) If the Company decides to register any of its Common Stock or securities convertible into or exchangeable for Common Stock under the Securities Act on a form which is suitable for an offering for cash or shares of the Company held by third parties and which is not a registration solely to implement an employee benefit plan, a registration statement on Form S-4 (or successor form) or a transaction to which Rule 145 or any other similar rule of the Commission is applicable, the Company will promptly give written notice to the Investors of its intention to effect such a registration. Subject to Section 3(b) below, the Company will use all reasonable efforts to effect the registration under the Securities Act of all Registrable Securities that the Investor(s) request(s) be included in such registration by a written notice delivered to the Company within fifteen (15) days after the notice given by the Company. The Investors agree that any securities they request to be included in a Company registration pursuant to this Section 3 shall be included by the Company on the same form of registration statement as has been selected by the Company for the securities the Company is registering for sale for its own account.

                  (b) If the registration involves an Underwritten Offering, the Company will not be required to register Registrable Securities in excess of the amount that the principal underwriter reasonably and in good faith recommends may be included in such offering (a "Cutback"), which recommendation, and supporting reasoning, shall be delivered to the Investors. If such a Cutback occurs, the number of shares that are entitled to be included in the registration and underwriting shall be allocated in the following manner: (i) first, to the Company for any securities it proposes to sell for its own account, (ii) second, to the Investor(s) requiring such registration pro rata among such Investor(s) on the basis of the number of shares of Registrable Securities held by the Investors for which each such Investor above requested registration, and (iii) third, to the other holders requesting inclusion in the registration, pro rata among the respective holders thereof on the basis of the number of shares for which each such requesting holder has requested registration.

                  (c) If the Company elects to terminate any registration filed under this Section 3, the Company will have no obligation to register the securities sought to be included by the Investors in such registration. If the Company includes in such registration any securities to be offered by it, all Registration Expenses of the Investors will be borne by the Company.

         4. Procedure for Registration. Whenever the Company is required under this Agreement to register Registrable Securities, it agrees to do the following:

                  (a) use its commercially reasonable efforts to keep such registration statement continuously effective for 180 days (and, with respect to one registration on Form S-3, for up to two years, if requested by the Investors selling Registrable Securities) to complete the proposed distribution; upon the occurrence of any event that would cause the registration statement or the prospectus contained therein to contain a material misstatement or omission, the Company shall file promptly an appropriate amendment to such registration statement correcting any such misstatement or omission;

                  (b) prepare and file with the Commission a registration statement with respect to such Registrable Securities and prepare and file with the Commission such amendments and post-effective amendments to the registration statement as may be necessary to keep the registration statement effective for 180 days (and, with respect to one registration on Form S-3, for up to two years, if requested by the Investors selling Registrable Securities) to complete the proposed distribution; cause the prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act, and to comply fully with the applicable provisions of Rules 424 and 430A under the Securities Act in a timely manner; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in such registration statement or supplement to the prospectus;


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                  (c) advise the  underwriter(s),  if any, and selling Investors promptly and, if requested by such  Persons,  to confirm such advice in writing,
(i) when the prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to the registration statement or any post-effective amendment thereto, when the same has become effective, (ii) of any request by the Commission for amendments to the registration statement or amendments or supplements to the prospectus or for additional information relating thereto, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the registration statement under the Securities Act or of the suspension by any state securities commission of the qualification of the Registrable Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes, (iv) of the existence of any fact or the happening of any event that makes any statement of a material fact made in the registration statement, the prospectus, any amendment or supplement thereto, or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the registration statement or the prospectus in order to make the statements therein not misleading. If at any time the Commission shall issue any stop order suspending the effectiveness of the registration statement or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Registrable Securities under state securities or blue sky laws, the Company shall use its reasonable best efforts to obtain the withdrawal or lifting of such order at the earliest possible time;

                  (d) furnish to each of the selling Investors and each of the underwriter(s), if any, before filing with the Commission, copies of the registration statement or any prospectus included therein or any amendments or supplements to any such registration statement or prospectus (including all documents incorporated by reference after the initial filing of such registration statement), and the Company will consult with the selling Investors of Registrable Securities covered by such registration statement or the underwriter(s), if any, prior to the filing of such registration statement or prospectus;

                  (e) if requested by any selling Investor or the underwriter(s), if any, incorporate in the registration statement or prospectus, pursuant to a supplement or post-effective amendment if necessary, such information as such selling Investor and underwriter(s), if any, may reasonably request to have included therein, with respect to the number of Registrable Securities being sold to such underwriter(s), the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering and make all required filings of such prospectus supplement or post-effective amendment as soon as practicable after the Company is notified of the matters to be incorporated in such prospectus supplement or post-effective amendment;

                  (f) furnish to each selling Investor and each of the underwriter(s), if any, without charge, at least one copy of the registration statement, as first filed with the Commission, and of each amendment thereto, including all documents incorporated by reference therein and all exhibits (including exhibits incorporated therein by reference);

                  (g) deliver to each selling Investor and each of the underwriter(s), if any, without charge, as many copies of the prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Persons reasonably may request; the Company hereby consents to the use of the prospectus and any amendment or supplement thereto by each of the selling Investors and each of the underwriter(s), if any, in connection with the offering and the sale of the Registrable Securities covered by the prospectus or any amendment or supplement thereto;

                  (h) prior to any public offering of Registrable Securities, the Company shall use its reasonable best efforts to register or qualify the Registrable Securities under the securities or blue sky laws of such jurisdictions as the selling Investors or underwriter(s), if any, may reasonably request and do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the registration statement; provided, however, that the Company shall not be required to register or qualify as a foreign corporation where it is not now so qualified or to take any action that would subject it to the service of process in suits or to taxation, other than as to matters and transactions relating to the registration statement, in any jurisdiction where it is not now so subject;

                  (i) cooperate with the selling Investors and the underwriter(s), if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends; and enable such Registrable Securities to be in such denominations and registered in such names as the holders or the underwriter(s), if any, may request prior to any sale of Registrable Securities made by such underwriter(s);


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                  (j) if any fact or event  contemplated by clause (c)(iv) above shall exist or have occurred, promptly prepare a supplement or post-effective amendment to the registration statement or related prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of Registrable Securities, the prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

                  (k) cooperate and assist in any filings required to be made with the National Association of Securities Dealers, Inc. ("NASD") and in the performance of any due diligence investigation by any underwriter (including any "qualified independent underwriter") that is required to be retained in accordance with the rules and regulations of the NASD;

                  (l) otherwise use its reasonable efforts to comply with all applicable rules and regulations of the Commission, and make generally available to its security holders, as soon as practicable, a consolidated earnings statement meeting the requirements of the Securities Act and Rule 158 thereunder (which need not be audited) for the twelve-month period (i) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in a firm or best efforts Underwritten Offering or (ii) if not sold to underwriters in such an offering, beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the registration statement;

                  (m)  enter  into  such  customary  agreements   (including  an
underwriting agreement in customary form) in order to expedite or facilitate the disposition of such Registrable Securities;

                  (n) make available for inspection by any holder of Registrable Securities included in such registration statement, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by any such seller or underwriter (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such Inspector in connection with such registration statement; provided that records which the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in the registration statement or (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction; provided, further, each holder of Registrable Securities agrees that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at its expense, to undertake appropriate action and to prevent disclosure of the Records deemed confidential; and

                  (o) in an Underwritten Offering, use its reasonable best efforts to obtain a cold comfort letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters as the holders of a majority of the Registrable Securities being sold reasonably request.

         5.       Limitation on Registration;  Lock-Up Agreement;  Suspension of
                  Sales.

                  (a) The Company is not required to file more than two (2) registration statements in total under Section 2(a). The Company may postpone the filing of any registration statement required under Section 2 for a reasonable period of time, not to exceed ninety (90) days, if the Company has been advised by legal counsel that such filing would require the disclosure of a material fact, and the Company determines reasonably and in good faith that such disclosure would have a detrimental effect on the Company.

                  (b) If (i) in the good faith judgment of the Board of Directors of the Company, a required registration under Section 2 would be detrimental to the Company and the Board of Directors of the Company concludes, as a result, that it is essential to defer the filing of such registration statement at such time, and (ii) the Company shall furnish to the Investors a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be detrimental to the Company for such registration statement or amendment to be filed in the near future and that it is, therefore, essential to defer the filing of such registration statement or amendment, then the Company shall have the right to defer such filing for a period of not more than one hundred and eighty (180) days after receipt of the request of the Investors, and, provided further, that the Company shall not defer its obligation in this manner more than once in any twelve-month period.

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                  (c) Each holder of Registrable Securities agrees not to effect or request any public sale or distribution of securities which are the same as or which are similar in nature as the securities of the Company being registered, during the fourteen (14) days prior to and during the 90-day period beginning on, the effective date of a registration statement filed by the Company (except as part of such registration), but only if and to the extent requested in writing (with reasonable prior notice) by the managing underwriter or underwriter in the case of an Underwritten Offering or, if such offering is not underwritten, by the Company of securities similar to the Registrable Securities; provided, however, that all officers and directors of the Company then holding Common Stock of the Company and all holders of at least five percent (5%) of the Company's outstanding Common Stock enter into similar agreements.

                  (d) The Company agrees (i) not to effect or initiate a registration statement for any public sale or distribution of any securities similar to those being registered, or any securities convertible into or exchangeable or exercisable for such securities, during the fourteen (14) days prior to, and during the 90-day period beginning on, the effective date of any registration statement in which the holders of Registrable Securities are participating (except as part of such registration); and (ii) that any agreement entered into on or after the date of this Agreement pursuant to which the Company issues or agrees to issue any privately placed securities shall contain a provision under which holders of such securities agree not to effect any public sale or distribution of any such securities during the periods described in (i) above, in each case including a sale pursuant to Rule 144 under the Act (except as part of any such registration, if permitted).

                  (e) Each holder of Registrable Securities agrees that, upon receipt of notice from the Company of the occurrence of any event of the kind described in Section 4(c)(ii-iv), such holder will forthwith discontinue disposition of such Registrable Securities following the effective date of a registration statement covering such Registrable Securities until such holder's receipt of copies of the prospectus supplement and/or post-effective amendment contemplated by Section 4(j), or until it is advised in writing by the Company that the use of the applicable prospectus may be resumed and, in either case, has received copies of any additional or supplemental filings that are incorporate or deemed to be incorporated by reference in such prospectus or registration statement.

         6.       Indemnification.

                  (a) The Company agrees to indemnify and hold harmless each Investor and each Person, if any, who controls any Investor within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities and expenses arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus (or any amendment or supplement thereto), or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission which has been made therein or omitted therefrom in reliance upon and in conformity with the information relating to the Investors furnished in writing to the Company by the Investors expressly for use in connection therewith. The foregoing indemnity agreement shall be in addition to any liability which the Company may otherwise have.

                  (b) If any action, suit or proceeding shall be brought against the Investors or any Person controlling the Investors in respect of which indemnity may be sought against the Company, the Investors or such controlling Person shall promptly notify the parties against whom indemnification is being sought (collectively the "Indemnifying Parties" and each an "Indemnifying
Party"), and such Indemnifying Parties shall assume the defense thereof, including the employment of counsel and payment of all fees and expenses;


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provided,  however,  that failure to so notify an  Indemnifying  Party shall not relieve such Indemnifying Party from any liability unless and to the extent it is prejudiced as a result of such failure. The Investors or any such controlling Person shall have the right to employ separate counsel in any such action, suit or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the Investors or such controlling Person unless (i) the Indemnifying Parties have agreed in writing to pay such fees and expenses, (ii) the Indemnifying Parties have failed to assume the defense and employ counsel, or (iii) the named parties to any such action, suit or proceeding (including any impleaded parties) include both the Investors or such controlling Person and the Indemnifying Parties and the Investors or such controlling Person shall have been advised in writing by its counsel that representation of such indemnified party and any Indemnifying Party by the same counsel would be inappropriate under applicable standards of professional conduct (whether or not such representation by the same counsel has been proposed) due to actual or potential differing interests between them (in which case the Indemnifying Party shall not have the right to assume the defense of such action, suit or proceeding on behalf of the Investors or such controlling Person). It is understood, however, that the Indemnifying Parties shall, in connection with any one such action, suit or proceeding or separate but substantially similar or related actions, suits or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of only one separate firm of attorneys (in addition to any local counsel) at any time for the Investors and controlling Persons not having actual or potential differing interests with the Investors or among themselves, which firm shall be designated in writing by the Investors, and that all such fees and expenses shall be reimbursed as they are incurred. The Indemnifying Parties shall not be liable for any settlement of any such action, suit or proceeding effected without their written consent, but if settled with such written consent, or if there be a final judgment for the plaintiff in any such action, suit or proceeding, the Indemnifying Parties agree to indemnify and hold harmless the Investors, to the extent provided in paragraph (a) hereof, and any such controlling Person from and against any loss, claim, damage, liability or expense by reason of such settlement or judgment.

                  (c) Each Investor, severally and not jointly, agrees to indemnify and hold harmless the Company, and its directors and officers, and any Person who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity from the Company to the Investors set forth in paragraph (a) hereof, but only with respect to information relating to such Investor furnished in writing by or on behalf of such Investor expressly for use in the registration statement or prospectus; provided, however, that no Investor shall be liable for any claims hereunder in an amount in excess of the net proceeds received by such Investor from the sale of the Registrable Securities pursuant to the registration statement. If any action, suit or proceeding shall be brought against the Company, any of its directors or officers, or any such controlling Person based on the registration statement or prospectus, and in respect of which indemnity may be sought against the Investors pursuant to this paragraph
(c), the Investors shall have the rights and duties given to the Company by paragraph (b) above (except that if the Company shall have assumed the defense thereof the Investors shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof, but the fees and expenses of such counsel shall be at the Investors' expense), and the Company, its directors and officers, and any such controlling Person shall have the rights and duties given to the Investors by paragraph (b) above.

                  (d) If the indemnification provided for in this Section 6 is unavailable (except if inapplicable according to its terms) to an indemnified party under paragraphs (a) or (c) hereof in respect of any losses, claims, damages, liabilities or expenses referred to therein, then an Indemnifying Party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Investors, on the other hand, from their sale of Registrable Securities (it being expressly understood and agreed that the relative benefits received by the Company from the sale of the Registrable Securities shall be equal to the amount of net proceeds received by the Company from the sale of the Registrable Securities to the Investors), or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, on the one hand, and the Investors, on the other hand, in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of the Company, on the one hand, and the Investors, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or by the Investors, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                  (e) The Company and the Investors agree that it would not be just and equitable if contribution pursuant to this Section 6 were determined by a pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities and expenses referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating any claim or defending any such action, suit or proceeding. Notwithstanding the provisions of this Section 6, the Investors shall not be required to contribute any amount in excess of the amount by which the net proceeds received by them in connection with the sale of the Registrable Securities exceeds the amount of any damages which the Investors have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  (f) The indemnity and contribution agreements contained in this Section 6 and the representations and warranties of the Company set forth in this Agreement shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any of the Investors or any Person controlling the Investors, the Company, its directors or officers or any Person controlling the Company. A successor to the Investors or any Person controlling the Investors, or to the Company, its directors or officers or any Person controlling the Company shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section 6.

                  (g) No Indemnifying Party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding.

         7. Rule 144 Requirements. If the Company becomes subject to the reporting requirements of the Exchange Act, the Company will use its reasonable best efforts to file with the Commission such information as the Commission may require and will use its reasonable best efforts to make available Rule 144 under the Securities Act (or any successor exemptive rule).

         8. Obligations of Investors and Others in a Registration. Each Investor agrees timely to furnish such information regarding such Person and the securities sought to be registered and to take such other action as the Company may reasonably request in connection with the registration, qualification or compliance. The Company may exclude from any registration statement any Investor that timely fails to comply with the provisions of the preceding sentence. If the registration involves an underwriter, each Investor agrees upon the request of such underwriter, not to sell any unregistered securities of the Company for a period of ninety (90) days following the effective date of the registration statement for such offering and to enter into an underwriting agreement with such underwriters containing usual and customary terms and provisions. The Investors agree not to affect the sale of securities under any registration statement until they have received a prospectus, as needed, and notice of the effectiveness of the registration statement of which the prospectus forms a part.

         9. Preparation; Reasonable Investigation. In connection with the preparation and filing of each registration statement under the Securities Act pursuant to this Agreement, the Company will give the holders of Registrable Securities registered under such registration statement, their underwriters, if any, and one counsel or firm of counsel and one accountant or firm of accountants representing all the holders of Registrable Securities to be registered under such registration statement, the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto.

         10. Rule 144A. The Company agrees that, upon the request of any holder of Registrable Securities or any prospective purchaser of Registrable Securities designated by a holder, the Company shall promptly provide (but in any case within fifteen (15) days of a request) to such holder or potential purchaser, the following information:

                  (a) a brief statement of the nature of the business of the Company and any subsidiaries and the products and services they offer;

                  (b) the most recent consolidated balance sheets and profit and losses and retained earnings statements, and similar financial statements of the Company for the two (2) most recent fiscal years (such financial information shall be audited, to the extent reasonably available); and

                  (c) such other information about the Company, any subsidiaries, and their business, financial condition and results of operations as the requesting holder or purchaser of such Registrable Securities shall request in order to comply with Rule 144A, as amended, and in connection therewith the anti-fraud provisions of the federal and state securities laws.

         The Company hereby represents and warrants to any such requesting holder and any prospective purchaser of Registrable Securities from such holder that the information provided by the Company pursuant to this Section 10 will, as of their dates, not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

         11. Limitations on Subsequent Registration Rights. The Company will not, without the prior written consent of the holder or holders of at least a majority of the then outstanding Registrable Securities, enter into any agreements with any holder or prospective holder of any securities of the Company which would grant such holder or prospective holder registration rights with respect to the securities of the Company which are senior or pari passu to the rights granted to the Investors hereunder.

         12. Consent to be Bound. Each subsequent holder of Series A Preferred or Registrable Securities must consent in writing to be bound by the terms and conditions of this Agreement in order to acquire the rights granted pursuant to this Agreement.

         13. Assignability of Registration Rights. Subject to Section 12 hereof, the registration rights set forth in this Agreement are assignable to each assignee as to the Series A Preferred, the Conversion Shares or each share of Registrable Securities conveyed in accordance herewith who agrees in writing to be bound by the terms and conditions of this Agreement. The term "seller" as used in this Agreement refers to a holder of the Registrable Securities selling such shares.

         14. Amendment, Termination and Waiver. Except as otherwise provided herein, no amendment, modification, termination or cancellation of this Agreement shall be effective unless made in a writing signed by the Company and the holders of at least two-thirds of the then outstanding Series A Preferred (including, for such purposes, any Registrable Securities).

         15. Specific Performance. The Company and the Investors agree that the rights created by this Agreement are unique, and that the loss of any such right is not susceptible to monetary quantification. Consequently, the parties agree that an action for specific performance (including for temporary and/or permanent injunctive relief) of the obligations created by this Agreement is a proper remedy for the breach of the provisions of this Agreement, without the necessity of proving actual damages. If the parties hereto are forced to institute legal proceedings to enforce their rights in accordance with the provisions of this Agreement, the prevailing party shall be entitled to recover its reasonable expenses, including attorneys' fees, in connection with any such action.

         16.      Miscellaneous.

                  (a) Except as otherwise specifically provided herein, all notices, requests, demands and other communications provided for hereunder shall be in writing and shall be deemed effectively given (i) upon receipt when personally delivered, (ii) one (1) day after being sent by overnight delivery or telecopy providing confirmation or receipt of delivery, or (iii) three (3) days after being sent by certified or registered mail, postage and charges prepaid, return receipt requested, to the applicable party at the addresses indicated below:

         If to the Company:
         -----------------

                  Karts International Incorporated
                  P. O. Box 695
                  62204 Commercial Street
                  Roseland, Louisiana 70456
                  Attention:  President
                  Telephone: 504-747-1111
                  Telecopy:   504-747-2700

         With a copy to:
         --------------

                  Rick Gudner, Esq.
                  Jackson Walker, L.L.P.
                  901 Main Street, Suite 6000
                  Dallas, Texas 75202
                  Telephone: 214-953-6167
                  Telecopy:   214-953-5822

         If to the Investors:
         -------------------

                  The Schlinger Foundation
                  1944 Edison Street
                  Santa Ynez, California 93460
                  Attention: Evert Schlinger
                  Telephone: 905-686-1618
                  Telecopy:   905-686-1618
                  E-mail: ____________________


         With a copy to:
         --------------

                  Jenkens & Gilchrist, a Professional Corporation
                  1445 Ross Avenue, Suite 3200
                  Dallas, Texas 75202
                  Attention: W. Alan Kailer, Esq.
                  Telephone: 214-855-4361
                  Telecopy: 214-855-4300
                  E-mail: akailer@jenkens.com

or, as to each of the foregoing, at such other address as shall be designated by such Person in a written notice to the other parties complying as to delivery with the terms of this paragraph (a).

                  (b) This Agreement and the legal relations between the parties arising hereunder shall be governed by and interpreted in accordance with the laws of the State of Texas. The parties hereto agree to submit to the jurisdiction of the federal and state courts of the State of Texas with respect to the breach or interpretation of this Agreement or the enforcement of any and all rights, duties, liabilities, obligations, powers, and other relations between the parties arising under this Agreement.

                  (c) This Agreement, the Purchase Agreement, including all exhibits, schedules and attachments thereto, and all other agreements executed in connection herewith and therewith, constitute the full and entire understanding and agreement between the parties regarding the matters set forth herein and therein. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon the successors, assigns, heirs, executors and administrators of the parties hereto.

                  (d)  This   Agreement   may  be  executed  in  any  number  of
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  (e) If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.





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                                       11

         IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed as of the date first set forth above.

                                THE COMPANY:

                                KARTS INTERNATIONAL INCORPORATED

                                By:    _________________________________________
                                Name:  Charles Brister

                                Title: President and CEO

                                THE INVESTORS:

                                THE SCHLINGER FOUNDATION

                                By:    _________________________________________
                                Name:  _________________________________________
                                Title: _________________________________________







                                       12